UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 14, 2006

Intermec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

6001 36th Avenue West
Everett, Washington
www.intermec.com	98203-1264
(Address of principal executive offices and internet site)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 14, 2006, we amended Section 2.8 of our By-Laws to clarify that directors are elected by a majority of votes cast at any meeting for the election of directors at which a quorum is present, and to provide the method by which the number of votes cast is determined.  Our Certificate of Incorporation provides that directors will be elected by a majority of votes cast.  Our By-Laws previously provided that directors would be elected by a vote of a plurality of the votes cast at any meeting for the election of directors.

Item 9.01               Financial Statements and Exhibits.

(d)         Exhibits

Exhibit 3(II)      Section 2.8 of Intermec, Inc. By-Laws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: September 14, 2006	By:	/s/ Janis L. Harwell
Janis L. Harwell
Senior Vice President, General Counsel and
Corporate Secretary